UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 15, 2011

Exterra Energy Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52319	20-5086877
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Kelly Hart & Hallman LLP
201 Main Street, Suite 2500
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (817) 878-3569

701 South Taylor, Suite 440
Amarillo, Texas 79101
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.03.  Bankruptcy or Receivership.

On December 15, 2011, Exterra Energy Inc. (the “Company”) filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the “Petition”) in the United States Bankruptcy Court, Northern District of Texas, Fort Worth Division (the “Court”), and the Company amended such Petition on December 29, 2011 (such amendment, the “First Amended Petition”) and on February 28, 2012 (such amendment, the “Second Amended Petition”).  The Court has jurisdiction over this proceeding as of the date of the filing of the Petition.  Effective as of March 21, 2012, Michael A. McConnell (the “Trustee”) was appointed as the Company’s Chapter 11 Trustee pursuant to a Chapter 11 Notice of Appointment of Trustee issued by the United States Trustee (the “Notice of Appointment”) and an Order Approving Appointment of Trustee issued by the Court (the “Order”).

The summary above does not purport to be complete and is qualified in its entirety by reference to the actual text of the Petition, the First Amended Petition, the Second Amended Petition, the Notice of Appointment and the Order, as filed as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 respectively, to this Current Report on Form 8-K (incorporated herein by reference).

Section 8 – Other Events

Item 8.01.  Other Events.

On April 12, 2012, the Trustee provided a Notice of Commencement of Chapter 11 Bankruptcy Case and Rescheduled Creditors Meeting (the “Notice of Commencement”) to the known creditors and stockholders of the Company in order to provide such persons with notice of the commencement of the Company’s Chapter 11 bankruptcy case, notice of the rescheduled meeting of the Company’s creditors and notice that the Trustee will be filing a motion requesting a new deadline be set for filing creditor’s proofs of claims.  As described in the Notice of Commencement, the meeting of creditors has been rescheduled to May 16, 2012 at 9:30 a.m. (Central Daylight Saving Time) at the Fritz G. Lanham Federal Building, 819 Taylor Street, Room 7A24, Fort Worth, Texas 76102.

The summary above does not purport to be complete and is qualified in its entirety by reference to the actual text of the Notice of Commencement, as filed as Exhibit 99.6 to this Current Report on Form 8-K (incorporated herein by reference).

FORWARD LOOKING STATEMENTS

Certain statements herein about expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as, “may,” “should,” “expects, “ “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and the views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements.

Section 9 – Financial Statements and Exhibits

Section 9.01 Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1
Voluntary Petition for Relief Under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court, Northern District of Texas, Fort Worth Division filed by Exterra Energy Inc. on December 15, 2011

99.2
Amended Voluntary Petition for Relief Under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court, Northern District of Texas, Fort Worth Division filed by Exterra Energy Inc. on December 29, 2011

99.3
Amended Voluntary Petition for Relief Under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court, Northern District of Texas, Fort Worth Division filed by Exterra Energy Inc. on February 28, 2012

99.4	Chapter 11 Notice of Appointment of Trustee issued by the United States Trustee on March 15, 2012 and accepted by Michael A. McConnell on March 21, 2012
99.5	Order Approving Appointment of Trustee issued by the United States Bankruptcy Court, Northern District of Texas, Fort Worth Division on March 29, 2012
99.6	Notice of Commencement provided on April 12, 2012 by Michael A. McConnell in his capacity as Chapter 11 Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2012	Exterra Energy Inc.
 (Registrant)

By:   /s/ Michael A. McConnell
Michael A. McConnell
Chapter 11 Trustee

EXHIBIT INDEX

Exhibit No.	Description
99.1
Voluntary Petition for Relief Under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court, Northern District of Texas, Fort Worth Division filed by Exterra Energy Inc. on December 15, 2011

99.2
Amended Voluntary Petition for Relief Under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court, Northern District of Texas, Fort Worth Division filed by Exterra Energy Inc. on December 29, 2011

99.3
Amended Voluntary Petition for Relief Under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court, Northern District of Texas, Fort Worth Division filed by Exterra Energy Inc. on February 28, 2012

99.4	Chapter 11 Notice of Appointment of Trustee issued by the United States Trustee on March 15, 2012 and accepted by Michael A. McConnell on March 21, 2012
99.5	Order Approving Appointment of Trustee issued by the United States Bankruptcy Court, Northern District of Texas, Fort Worth Division on March 29, 2012
99.6	Notice of Commencement provided on April 12, 2012 by Michael A. McConnell in his capacity as Chapter 11 Trustee